EXHIBIT 99.1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     June 27, 2002
Securitized Products Group    [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------




                             COMPUTATIONAL MATERIALS


                                  $403,928,632
                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2002-WL1


                 RESIDENTIAL MORTGAGE PASS-THROUGH CERTIFICATES



--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                     June 27, 2002
Securitized Products Group    [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------


                           APPROXIMATELY $403,928,632

           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2002-WL1

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                                   WELLS FARGO
                                 MASTER SERVICER

                          PUBLICLY OFFERED CERTIFICATES
                      FIXED RATE RESIDENTIAL MORTGAGE LOANS

                    PRINCIPAL (1)
                       AMOUNT                          PMT WINDOW     PASS THROUGH                     EXPECTED RATINGS
      CLASS           (APPROX.)        WAL (YRS)        (MONTHS)          RATE       TRANCHE TYPE        [FITCH/S&P]
---------------------------------------------------------------------------------------------------------------------------
    1A-1 (2)            $137,439,000     4.09            1-177           6.50%      Senior Group 1        [AAA/AAA]
    2A-1 (2)            $255,512,000     3.26            1-171           6.50%      Senior Group 2        [AAA/AAA]
       B-1                $2,221,600     6.72            1-177           6.50%        Subordinate          [AA/AA]
       B-2                $1,009,820     6.72            1-177           6.50%        Subordinate           [A/A]
       B-3                  $605,900     6.72            1-177           6.50%        Subordinate         [BBB/BBB]
       A-X              $169,846,508     3.54            1-177           WAC IO      Senior IO (3)        [AAA/AAA]
       A-P                $5,928,228     3.68            1-177             0%          Senior PO          [AAA/AAA]
        R                      $[50]       -               -               -           Residual           [AAA/AAA]
---------------------------------------------------------------------------------------------------------------------------
       B-4                  $403,930        Privately Offered Certificates            Subordinate          [BB/BB]
       B-5                  $403,930                                                  Subordinate           [B/B]
       B-6                  $404,224                                                  Subordinate            [UR]
---------------------------------------------------------------------------------------------------------------------------
     Group 3                                   ***NOT OFFERED HEREIN***
---------------------------------------------------------------------------------------------------------------------------

(1) The Certificates (as described herein) are backed by a pool of 15 year fixed rate mortgages. Class sizes are subject to final loan pool size and rating agency approval and may increase or decrease by up to 5%.

(2) Multiple separate senior classes may be created after further structuring discussions.

(3) The Class A-X Balance is a notional amount. The Class A-X Certificates will receive no payments of principal.


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

Depositor:             Morgan Stanley Dean Witter Capital I Inc. ("MSDWCI").

Master Servicer:       Wells Fargo

Servicers:             Washington Mutual ("WAMU") and Bank of America ("BoA")

Lead Manager:          Morgan Stanley

Co-Managers:           Blaylock & Partners, L.P and Utendahl Capital Partners,
                       L.P.

Trustee:               Bank One

Rating Agencies:       Fitch and S&P will rate the Offered Certificates.

Expected Pricing Date: [TBD]

Closing Date:          [July 30, 2002]

Distribution Date:     The 25th of each month (or if such day is not a business
                       day, the next succeeding business day), commencing in August 2002.

Certificates:          The "SENIOR OFFERED CERTIFICATES" will consist of the
                       Class 1A-1, Class 2A-1, Class A-X, Class A-P (the "CLASS
                       A OFFERED CERTIFICATES"), and the Class R Certificate.
                       The "SUBORDINATE OFFERED CERTIFICATES" will consist of the Class B-1, Class B-2, and Class B-3. The "NON-OFFERED
                       SUBORDINATE CERTIFICATES" will consist of the Class B-4, Class B-5 and Class B-6 Certificates. The Senior Offered
                       Certificates and the Subordinate Offered Certificates are collectively referred to as the "OFFERED CERTIFICATES" and with the Non-Offered Subordinate Certificates are collectively referred to herein as the "CERTIFICATES."
                       The Subordinated Offered Certificates and the Non-Offered
                       Subordinate Certificates are collectively referred to as the "SUBORDINATE CERTIFICATES."

Accrued Interest:      The Offered Certificates (other than the Class A-P
                       Certificates) will settle with accrued interest from the Cut-off Date up to, but not including, the Closing Date
                       (29 days).

Interest Accrual       The interest accrual period with respect to the Offered
Period:                Certificates for a given Distribution Date will be the
                       calendar month preceding the month in which such Distribution Date occurs (with interest accruing on a 30/360 basis).

Registration:          The Offered Certificates will be made available in
                       book-entry form through DTC.

Federal Tax Treatment: It is anticipated that the Offered Certificates (other than the Class R Certificates) will be treated as REMIC regular interests for federal tax income purposes. The Class R Certificates will be treated as a REMIC residual interest for tax purposes.


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

ERISA Eligibility:     The Offered Certificates (other than the Class R
                       Certificates) are expected to be ERISA eligible.
                       Prospective investors should review with their legal advisors whether the purchase and holding of such Offered
                       Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal
                       Revenue Code or other similar laws. The Class R
                       Certificates are not expected to be ERISA eligible.

SMMEA Treatment:       The Class 1A-1, 2A-1, and B-1 are expected to constitute
                       "mortgage related securities" for purposes of SMMEA.

Pricing Prepayment     The Offered Certificates will be priced to a prepayment
Speed:                 speed of 350% PSA.

Mortgage Loans:        As of the Cut-off Date, the aggregate principal balance
                       of the mortgage loans for Groups 1 & 2 described herein is approximately $403,928,632 (the "Mortgage Loans"). The
                       Mortgage Loans are non-convertible, mortgage loans with terms generally of 15 years. The Mortgage Loans are secured by first liens on one- to four-family residential properties. Group 1 consists of Mortgage Loans originated by "WAMU", and has an aggregate principal balance of approximately $142,189,299. These loans have a weighted average seasoning of 1 month. Group 2 consists of Mortgage Loans originated by "B of A", and has an aggregate principal balance of $261,739,333. These loans have a weighted average seasoning of 26 months.
                       Approximately 36% of the Group 2 aggregate loan balance originally had prepayment penalty terms which have since expired or are nearing their expiration date.

                       The information related to the Group 1 & 2 Mortgage Loans described herein reflects information as of the Cut-off Date. It is expected that prior to or on the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date. CONSEQUENTLY, THE INITIAL PRINCIPAL BALANCE OF ANY OF THE OFFERED CERTIFICATES BY THE CLOSING DATE IS SUBJECT TO AN INCREASE OR DECREASE OF 5% FROM AMOUNTS SHOWN ON THE FRONT COVER HEREOF.

Credit Enhancement:    Senior/subordinate, shifting interest structure. The
                       credit enhancement information shown below is subject to final rating agency approval. Credit enhancement for the Senior Certificates will consist of the subordination of the Subordinate Certificates, initially 1.25% total subordination. Credit enhancement for the Subordinate
                       Offered Certificates is 0.70% for the Class B-1, 0.45% for the Class B-2, and 0.30% for the Class B-3.


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

Shifting Interest:     Until the first Distribution Date occurring after July
                       2007, the Subordinate Offered Certificates will be locked out from receipt of unscheduled principal (unless the principal balances of the Senior Offered Certificates are paid down to zero or the credit enhancement percentage represented by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard loan performance triggers (as described in the prospectus supplement), the Subordinate
                       Offered Certificates will receive an increasing percentage of their pro rata share of unscheduled principal.

                       The prepayment percentages on the Subordinate Certificates are as follows:

                                                     UNSCHEDULED PRINCIPAL
                       PERIODS:                            PAYMENTS (%)
                       --------                            ------------
                       August 2002 - July 2007       0% of Pro Rata Share
                       August 2007 - July 2008       30% of Pro Rata Share
                       August 2008 - July 2009       40% of Pro Rata Share
                       August 2009 - July 2010       60% of Pro Rata Share
                       August 2010 - July 2011       80% of Pro Rata Share
                       August 2011 and after         100% of Pro Rata Share

                       Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Offered Certificates entitled to principal. In the event the current Senior Percentage (aggregate principal balance of the Senior Offered Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Offered Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Offered Certificates will receive all unscheduled prepayments on the Mortgage Loans, regardless of any prepayment percentages.

Allocation of          Any realized losses, other than excess losses, on the
Realized Losses:       Mortgage Loans will be allocated as follows: to the
                       Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and thereafter pro rata to the Senior Offered
                       Certificates until each respective class principal balance has been reduced to zero.

                       Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

Certificates Priority  Available funds from the Mortgage Loans will be
of Distributions:      distributed in the following order of priority:

                       1) Senior Offered Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

                       2) Class R Certificates, principal, until its balance is reduced to zero;

                       3) The Senior Principal Distribution Amount, concurrently as follows:

                            (i) The PO allocation amount for Groups 1 & 2 to the A-P until reduced to zero. (A-P receives 100% of the discount fraction of the principal distribution of the discount mortgage loans for Group 1 & 2)

                            (ii)  To the Class 1A-1, the Non-PO Group 1
                                  Allocation amount, up to the Senior Principal Distribution Amount

                            (iii) To the Class 2A-1, the Non-PO Group 2
                                  Allocation amount, up to the Senior Principal Distribution Amount

                       4) Remaining Non-PO Group 1 Allocation Amount and Non-PO Group 2 Allocation Amount sequentially to the Subordinate Certificates

                       5) Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective share of principal allocable to such Classes

                       6) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective share of principal allocable to such Classes;

                       6)   Class R Certificates, any remaining amount.

Cross                  Under certain circumstances, detailed in the Offering
Collateralization      Document, the Class 1A-1 and Class 2A-1 have
Provision:             cross-collateralization provisions between Groups 1 and
                       2.



--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
                                     Page 6